UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09005
Name of Registrant:	Vanguard Massachusetts Tax-Exempt Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: November 30
Date of reporting period: December 1, 2014 – November 30, 2015
Item 1: Reports to Shareholders

Annual Report | November 30, 2015

Vanguard Massachusetts Tax-Exempt Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
About Your Fund’s Expenses.	36
Glossary.	38

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2015
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yield	Yield	Returns	Returns	Returns
Vanguard Massachusetts Tax-Exempt Fund	2.11%	3.93%	3.15%	0.62%	3.77%
Barclays MA Municipal Bond Index					3.14
Massachusetts Municipal Debt Funds Average					2.67

Massachusetts Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 43.4% and the maximum income tax rate for the state. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.

Your Fund’s Performance at a Glance
November 30, 2014, Through November 30, 2015

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Massachusetts Tax-Exempt Fund	$10.87	$10.87	$0.334	$0.067

Chairman’s Letter

Dear Shareholder,

The broad U.S. municipal bond market performed relatively well for the 12 months ended November 30, 2015—a less turbulent period for munis than some recent years. The muni market’s return of about 3% was more than 2 percentage points higher than that of the broad taxable bond market.

Returns for Vanguard Massachusetts Tax-Exempt Fund also surpassed the broader market result, as well as those of its comparative standards. The fund returned 3.77% for the 12 months, exceeding the 3.14% return of its benchmark, the Barclays Massachusetts Municipal Bond Index, and the 2.67% average return of competing Massachu-setts tax-exempt funds.

In contrast to the prior fiscal year, interest income, not price appreciation, was the main driver of bond funds’ returns. The fund’s capital return was 0.62% and its return from income was 3.15%. Its 30-day SEC yield dipped to 2.11% as of November 30, from 2.16% a year earlier.

Please note: The fund is permitted to invest in securities whose income is subject to the alternative minimum tax (AMT). However, as of the end of the period, it owned no such securities.

Bonds managed slight gains as investors waited for the Fed

Bond returns broadly were muted over the period as markets absorbed the Federal Reserve’s latest statements about the timing of a potential rise in short-term interest rates. (In mid-December, after the close of the reporting period, the Fed raised its target for short-term interest rates to between 0.25% and 0.5%.) Investors seemed alternately to seek and shun safe-haven assets, depending on stock market volatility.

The broad U.S. taxable bond market returned 0.97%, with income providing the gain. The yield of the 10-year Treasury note ended November at 2.22%, down from 2.25% a year earlier.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –8.29%, hindered by the dollar’s strength against many foreign currencies. Without this currency effect, results were positive.

The Fed’s 0%–0.25% target for short-term rates continued to limit returns for money market funds and savings accounts.

The broad U.S. stock market produced modest returns

U.S. stocks traveled a rocky route on their way to returns that approached 3% for the 12 months. Most of the turmoil came in late summer; markets tumbled in August and September amid fears about the ripple effects of China’s slowing economic growth.

Market Barometer
	Average Annual Total Returns
	Periods Ended November 30, 2015
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	0.97%	1.50%	3.09%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.10	2.49	4.79
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

Stocks
Russell 1000 Index (Large-caps)	2.53%	16.10%	14.32%
Russell 2000 Index (Small-caps)	3.51	14.92	12.02
Russell 3000 Index (Broad U.S. market)	2.58	16.00	14.13
FTSE All-World ex US Index (International)	-6.43	3.85	3.41

CPI
Consumer Price Index	0.50%	1.02%	1.64%

Stocks recovered markedly in October and stood firm in November. Central banks in Europe and Asia discussed or enacted more stimulus measures to combat weak growth and low inflation.

International stocks returned about –6% as the dollar’s strength hurt results. Returns for emerging markets, which were especially affected by the concerns about China, trailed those of the developed markets of the Pacific region and Europe.

Demand for munis was strong despite some headline concerns

U.S. Treasury bonds establish the level of risk-free interest rates, and taxable and tax-exempt bonds trade in relation to comparable-maturity Treasury rates. (And, as I noted in my last letter, because of municipal bonds’ tax-exempt status, their interest rates typically also reflect tax rates; this relationship is dynamic.) In some recent years, the relationship between the bellwether 10-year Treasury note and its tax-exempt counterpart has undergone notable shifts. But this fiscal year, that relationship was nearly unchanged from start to finish, despite some minor moves in between.

Supply and demand also play a key role in municipal bond performance. Investors digested a significant year-over-year increase in bond issuance in the first half of the fiscal year and a much smaller increase in the second half. Demand across the nation was strong not only

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Massachusetts Tax-Exempt Fund	0.16%	1.09%

The fund expense ratio shown is from the prospectus dated March 26, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2015, the fund’s expense ratio was 0.16%. The peer-group expense ratio is derived from data provided by
Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Massachusetts Municipal Debt Funds.

from traditional buyers in higher income tax brackets but also from nontraditional buyers such as banks and insurance companies. In Massachusetts, supply also increased from a year earlier, while demand decreased.

Broadly, investors looked beyond the well-publicized fiscal challenges faced by Illinois and Puerto Rico to the generally stable to improving creditworthiness of the vast majority of municipal borrowers. Municipals benefited from some of the safe-haven demand that helped Treasury bonds amid concerns about Greece and the slower growth in China.

The Massachusetts Tax-Exempt Fund was helped by the favorable overall environment and investors’ continued search for the higher yields offered by longer-maturity and lower-quality bonds. The fund was also well positioned by its advisor, Vanguard Fixed Income Group. A lighter allocation to higher-rated securities (particularly those ranked AAA and AA in credit quality by major rating agencies) and overall issuer selection boosted relative returns.

For more information about the advisor’s approach and the fund’s positioning during the fiscal year, please see the Advisor’s Report that follows this letter.

Low costs, discipline, and research helped the fund over the decade

Although the most recent fiscal year was relatively calm for the broad municipal bond market, the past decade was marked by some turmoil. We have seen a small

Total Returns
Ten Years Ended November 30, 2015
Average
Annual Return
Massachusetts Tax-Exempt Fund	4.55%
Barclays MA Municipal Bond Index	4.79
Massachusetts Municipal Debt Funds Average	3.85

Massachusetts Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

number of widely publicized bankruptcies, including Detroit’s (though that was resolved rather swiftly). And tax revenues shrank during the Great Recession and its aftermath, further straining already challenged borrowers.

Through it all, the Massachusetts Tax-Exempt Fund has benefited from the expertise and experience of our team of independent credit analysts, who work closely with the entire portfolio management team. (For more on the credit team, see the insight box below.)

The work of our credit analysts, combined with the competitive advantage of our low costs, has helped the fund outperform its peer group and stay ahead of its benchmark index. For the decade ended November 30, the fund’s average annual return was 4.55%, a step behind the index’s 4.79% return but ahead of the 3.85% average return of peer funds.

While we are attentive to the benchmark, our most important gauge of the fund’s relative success is how it performs against its peers. Competitors generally have higher costs than Vanguard, while

Credit research: A key part of Vanguard’s investment process

When our funds buy a municipal bond, fund shareholders are lending money to a school district, turnpike authority, hospital, university, or other tax-exempt borrower. We expect those loans to be repaid. That’s why credit research is a pillar of our investment process and why our credit analysts work closely with our portfolio managers and traders.

Our credit team conducts an objective, thorough, and independent analysis of each issuer’s overall creditworthiness. This quantitative and qualitative approach may include testing the sensitivity of projected cash flows, analyzing demographic and economic drivers, negotiating legal covenants, meeting with the issuer’s officials, and, of course, digging into financial statements.

Credit analysts look to identify opportunities or problems among any bonds we own or are considering. Their informed opinions help us understand and manage risk, sidestep troubled issuers, and uncover value.

Our senior municipal credit analysts average more than 23 years of industry experience and more than 10 years at Vanguard. This experience, along with stability in our team structure, helps ensure consistency in credit exposure and risk management across funds with similar objectives.

benchmark indexes have none, which gives the benchmarks an inevitable performance advantage.

A dose of discipline is crucial when markets become volatile

The developments over the past few months remind us that nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
January 7, 2016

Advisor’s Report

For the 12 months ended November 30, 2015, Vanguard Massachusetts Tax-Exempt Fund returned 3.77%. The fund surpassed its benchmark, the Barclays Massachusetts Municipal Bond Index, which returned 3.14%, and its peer group, which had an average return of 2.67%.

The investment environment

The fiscal year began just as the Federal Reserve wrapped up its multiyear stimulative bond-buying program. Attention then turned to when the Fed would begin to raise rates, a question that remained a focus of stock and bond investors globally throughout the period. (The Fed raised its target for short-term rates to between 0.25% and 0.5% in mid-December, after the close of the reporting period.)

In the years leading up to the decision, the Fed had made clear that the timing of its first rate hike in almost a decade would depend on the overall health of the economy and on the picture for employment and inflation in particular. Those data points generally moved in the desired direction over the fiscal year.

While growth in gross domestic product (GDP) almost ground to a halt in the first calendar quarter of 2015—in part because of a harsh winter and a West Coast port strike—it recovered in the second and third quarters. Job growth was generally strong. The national unemployment rate fell during the period from 5.8% to 5.0%, a level not seen since April 2008. And although inflation came under pressure from falling

Yields of Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2014	2015
2 years	0.38%	0.72%
5 years	1.15	1.26
10 years	2.08	2.02
30 years	3.01	2.96
Source: Vanguard.

energy and import prices, it was expected to move toward the Fed’s 2% target in the medium term.

The unemployment rate in Massachusetts declined from 5.5% to 4.6% over the period. Massachusetts’ economy has been growing faster than that of the United States as a whole, according to a gauge of current economic conditions published monthly by the Federal Reserve Bank of Philadelphia. The bank’s index for Massachusetts climbed about 5% between November 2014 and October 2015, while at the national level the index rose a bit less than 3%. (Each state’s index incorporates data on nonfarm payroll employment, the jobless rate, average hours worked in manufacturing, and inflation-adjusted wage and salary payments.) Given the prominence of the higher education, health care, and technology sectors in Massachusetts, the state appears poised for continued expansion.

Recent tax collections in Massachusetts exceeded forecasts. Revenue for the state fiscal year ended June 30, 2015, rose 6.7%, more than the projected 4.9%. Nevertheless, spending increases posed budgetary challenges. In January, the commonwealth announced a midyear budget gap of $768 million, about 2% of the $36.5 billion budget. The main drivers behind the shortfall were MassHealth (the state Medicaid program), social services, and snow removal costs after severe winter storms.

Massachusetts closed the fiscal year 2015 gap with a variety of spending and revenue adjustments—but also suspended the planned transfer of funds to the budget stabilization fund and redirected these funds toward operations. At fiscal year-end, the budget stabilization fund balance was a modest 3% of expenditures. The fiscal year 2016 budget is balanced without drawing from the budget stabilization fund, but diverts roughly $300 million to operations that would have gone toward building up the commonwealth’s reserves.

The commonwealth’s general obligation debt rating from Moody’s and Fitch remained unchanged during the year: Aa1 with a stable outlook from Moody’s and AA+ with a stable outlook from Fitch. In November, Standard & Poor’s kept its AA+ rating but changed the outlook from stable to negative, citing the commonwealth’s “decline in financial reserves over the past several years despite a prolonged period of economic expansion and generally positive revenue trends.” S&P’s adjusted outlook also reflects its expectation that fiscal year 2016 will see a further decline in reserves “from currently adequate levels.”

Management of the fund

At Vanguard, we strive to add value through a diversified mix of strategies—mainly duration and yield-curve positioning, credit-quality decisions, and security selection. We don’t try to hit home runs, preferring to consistently hit singles and doubles. Risk management is key in our investment processes. And we collaborate closely with Vanguard’s experienced team of credit analysts. They perform an objective, thorough, and independent analysis of the overall creditworthiness of every issuer whose bonds we own or consider buying.

We made no significant shifts during the period in the fund’s portfolio strategy or positioning. In a relatively range-bound environment for bond yields and credit spreads, we believed that picking up additional yield would boost outperformance. To do this, we started and ended with a tilt toward lower-quality and longer-dated bonds compared with the credit and maturity profiles of the fund’s benchmark. This strategy, which served us well for the fund’s fiscal year, was part of our defensive posture while awaiting the Fed’s first move, as longer-dated bond yields are influenced more by inflation expectations than they are by short-term borrowing costs.

We added value by holding premium callable bonds. Because these bonds may be redeemed before maturity, exposing investors to reinvestment risk, they offer attractive yields and favorable total return potential across many interest rate scenarios.

We have favored revenue bonds over general obligation bonds for their more identifiable cash-flow streams to service debt.

A look ahead

Although the U.S. economy’s growth slowed in the third calendar quarter, we believe that it’s on track to average about 2.5% or a bit higher in 2016. Inflation should continue to be tempered by oil prices, which seem to have settled into a range far below their summer 2014 peak.

The monetary-tightening cycle that the Fed initiated just after the close of the period is likely to be very slow and gradual. Moreover, it may well end at a level below the historical average, given the moderate pace of U.S. economic growth, fragile growth abroad, and the modest outlook for inflation. These expectations are already largely built into bond prices.

Apart from Fed policy, which should help lift money market yields, interest rates are likely to remain range-bound. We expect their floor to be set, at least in part, by the strength of the U.S. economy. The cap will be determined by global conditions, including the relative strength of the dollar, slower growth overseas, and foreign central bank policies—all of which have driven down bond yields abroad.

As interest rates fell in recent years, we captured many opportunities for price appreciation. We don’t see much scope for credit spreads to tighten significantly, nor do we expect them to widen back out. Given the macroeconomic environment and current valuations for muni and taxable bonds, we expect to keep seeking to add value through duration and maturity positioning, credit-quality profiles, and security selection.

Because market volatility may increase as interest rates move higher, we will continue to hold above-average levels of liquidity that will give us the “dry powder” to take advantage of any dislocations in pricing.

And as always, our experienced team of portfolio managers, traders, and credit analysts will continue to seek out opportunities to add to the fund’s performance, whatever the markets may bring.

Christopher W. Alwine, CFA, Principal,
Head of Municipal Bond Funds

Marlin G. Brown, Portfolio Manager

Vanguard Fixed Income Group

December 17, 2015

Massachusetts Tax-Exempt Fund

Fund Profile
As of November 30, 2015

Financial Attributes

		Barclays
		MA	Barclays
		Municipal	Municipal
		Bond	Bond
	Fund	Index	Index
Number of Bonds	324	1,599	47,840
Yield to Maturity
(before expenses)	2.2%	2.0%	2.2%
Average Coupon	4.7%	4.9%	4.8%
Average Duration	6.3 years	6.6 years	6.4 years
Average Stated
Maturity	16.6 years	13.1 years	13.1 years
Ticker Symbol	VMATX	—	—
Expense Ratio[1]	0.16%	—	—
30-Day SEC Yield	2.11%	—	—
Short-Term
Reserves	5.0%	—	—

Volatility Measures
	Barclays MA	Barclays
	Municipal	Municipal
	Bond Index	Bond Index
R-Squared	0.99	0.99
Beta	1.20	1.20

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Stated Maturity
(% of portfolio)
Under 1 Year	5.1%
1 - 3 Years	5.3
3 - 5 Years	3.3
5 - 10 Years	9.2
10 - 20 Years	39.2
20 - 30 Years	35.7
Over 30 Years	2.2

Distribution by Credit Quality (% of portfolio)
AAA	12.5%
AA	65.2
A	13.4
BBB	8.4
Not Rated	0.5

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity
Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratio shown is from the prospectus dated March 26, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2015, the expense ratio was 0.16%.

Massachusetts Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2005, Through November 30, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended November 30, 2015
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Massachusetts Tax-Exempt Fund	3.77%	4.88%	4.55%	$15,609
••••••••	Barclays MA Municipal Bond Index	3.14	4.56	4.79	15,967
– – – –	Massachusetts Municipal Debt Funds

	Average	2.67	4.34	3.85	14,588
	Barclays Municipal Bond Index	3.10	4.79	4.73	15,878
Massachusetts Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Massachusetts Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 2005, Through November 30, 2015

				Barclays MA
				Municipal
				Bond Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2006	4.38%	2.16%	6.54%	6.13%
2007	4.18	-2.03	2.15	3.27
2008	4.00	-6.72	-2.72	-1.30
2009	4.42	7.94	12.36	13.60
2010	3.80	-0.39	3.41	3.96
2011	3.76	2.56	6.32	6.41
2012	3.49	6.92	10.41	9.57
2013	3.02	-7.73	-4.71	-3.52
2014	3.48	5.84	9.32	7.72
2015	3.15	0.62	3.77	3.14

Average Annual Total Returns: Periods Ended September 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Massachusetts
Tax-Exempt Fund	12/9/1998	3.58%	4.11%	3.78%	0.65%	4.43%

Massachusetts Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.4%)
Massachusetts (98.6%)
Boston MA GO	5.000%	2/1/24	2,345	2,794
Boston MA GO	5.000%	3/1/24	3,000	3,640
Boston MA Housing Authority Revenue	5.000%	4/1/23 (4)	2,000	2,174
Boston MA Housing Authority Revenue	5.000%	4/1/25 (4)	5,440	5,900
Boston MA Water & Sewer Commission Revenue	5.000%	5/1/19 (Prere.)	3,725	4,216
Boston MA Water & Sewer Commission Revenue	5.000%	11/1/20	1,550	1,833
Boston MA Water & Sewer Commission Revenue	5.000%	11/1/30	1,000	1,126
Boston MA Water & Sewer Commission Revenue	5.000%	11/1/30	750	871
Braintree MA GO	5.000%	5/15/19 (Prere.)	4,000	4,532
Braintree MA GO	5.000%	5/15/26	2,300	2,887
Cambridge MA GO	5.000%	1/1/23	850	1,014
Cambridge MA GO	4.000%	1/1/26	1,600	1,845
Cambridge MA GO	4.000%	1/1/27	1,000	1,142
Essex MA North Shore Agricultural &
Technical School District GO	4.000%	6/1/39	2,810	2,920
Holyoke MA GO	5.000%	9/1/30	1,690	1,972
Massachusetts Bay Transportation Authority
Assessment Revenue	5.250%	7/1/31	2,285	2,931
Massachusetts Bay Transportation Authority
Assessment Revenue	5.000%	7/1/41	5,000	5,744
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/17 (ETM)	75	81
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/18 (Prere.)	5,215	5,789
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/22	3,500	4,286
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/22	5,285	6,554
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.000%	7/1/23	4,000	4,893
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/23	2,825	3,508
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/26 (14)	2,000	2,594
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.000%	7/1/27	5,000	6,285

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Bay Transportation Authority
Sales Tax Revenue	0.000%	7/1/29	1,020	557
Massachusetts Bay Transportation Authority
Sales Tax Revenue	4.000%	7/1/32	2,870	3,110
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/32	2,900	3,772
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/33	10,000	13,057
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/33	2,000	2,611
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/34	12,785	14,077
Massachusetts Bay Transportation Authority
Sales Tax Revenue	4.000%	7/1/35	1,980	2,108
Massachusetts Bay Transportation Authority
Sales Tax Revenue	4.000%	7/1/35	3,000	3,202
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.000%	7/1/35	2,145	2,429
1 Massachusetts Bay Transportation Authority
Sales Tax Revenue TOB VRDO	0.110%	12/7/15	2,885	2,885
Massachusetts Bay Transportation Authority
Sales Tax Revenue VRDO	0.010%	12/7/15	4,300	4,300
Massachusetts Clean Energy Cooperative Corp.
Revenue (Municipal Lighting Plant)	5.000%	7/1/26	2,875	3,399
Massachusetts Clean Energy Cooperative Corp.
Revenue (Municipal Lighting Plant)	5.000%	7/1/29	3,300	3,817
Massachusetts Clean Energy Cooperative Corp.
Revenue (Municipal Lighting Plant)	5.000%	7/1/32	2,500	2,855
Massachusetts Clean Water Trust Revenue	5.000%	2/1/28	3,000	3,614
Massachusetts Clean Water Trust Revenue	5.000%	2/1/35	3,000	3,493
Massachusetts Clean Water Trust Revenue	5.000%	2/1/45	2,085	2,377
Massachusetts College Building
Authority Revenue	0.000%	5/1/17 (10)	3,340	3,294
Massachusetts College Building
Authority Revenue	5.000%	5/1/25	1,100	1,311
Massachusetts College Building
Authority Revenue	5.000%	5/1/26	1,430	1,708
Massachusetts College Building
Authority Revenue	5.000%	5/1/27	1,200	1,433
Massachusetts College Building
Authority Revenue	5.000%	5/1/29	1,500	1,717
Massachusetts College Building
Authority Revenue	5.000%	5/1/30	1,610	1,841
Massachusetts College Building
Authority Revenue	5.000%	5/1/30	1,075	1,227
Massachusetts College Building
Authority Revenue	5.000%	5/1/31	2,000	2,358
Massachusetts College Building
Authority Revenue	5.000%	5/1/34	3,290	3,850
Massachusetts College Building
Authority Revenue	5.000%	5/1/36	4,000	4,501
Massachusetts College Building
Authority Revenue	5.000%	5/1/39	3,000	3,427
Massachusetts College Building
Authority Revenue	5.000%	5/1/41	5,000	5,583

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts College Building
Authority Revenue	5.000%	5/1/43	3,285	3,646
Massachusetts College Building
Authority Revenue	4.500%	5/1/48	3,000	3,190
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/20	3,500	4,005
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/23	3,000	3,436
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/32	5,620	6,297
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/35	2,350	2,655
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/37	3,000	3,345
Massachusetts Development Finance Agency
Higher Education Revenue (Emerson College)	5.000%	1/1/17 (Prere.)	2,000	2,097
Massachusetts Development Finance Agency
Higher Education Revenue (Emerson College)	5.000%	1/1/17 (Prere.)	3,105	3,255
Massachusetts Development Finance Agency
Higher Education Revenue (Emerson College)	5.000%	1/1/17 (Prere.)	1,985	2,081
Massachusetts Development Finance Agency
Hospital Revenue (Cape Cod Healthcare
Obligated Group)	5.250%	11/15/36	5,130	5,817
Massachusetts Development Finance Agency
Revenue (Baystate Medical Obligated Group)	5.000%	7/1/34	1,500	1,681
Massachusetts Development Finance Agency
Revenue (Berklee College of Music)	5.250%	10/1/41	3,300	3,685
Massachusetts Development Finance Agency
Revenue (Berkshire Health System)	5.000%	10/1/22	2,000	2,272
Massachusetts Development Finance Agency
Revenue (Berkshire Health System)	5.000%	10/1/28	1,250	1,385
Massachusetts Development Finance Agency
Revenue (Berkshire Health System)	5.000%	10/1/29	1,500	1,655
Massachusetts Development Finance Agency
Revenue (Berkshire Health System)	5.000%	10/1/30	1,430	1,572
Massachusetts Development Finance Agency
Revenue (Berkshire Health System)	5.000%	10/1/31	1,250	1,371
Massachusetts Development Finance Agency
Revenue (Boston College)	5.000%	7/1/19	500	568
Massachusetts Development Finance Agency
Revenue (Boston College)	5.000%	7/1/40	2,000	2,254
Massachusetts Development Finance Agency
Revenue (Boston Medical Center)	5.000%	7/1/22 (Prere.)	470	567
Massachusetts Development Finance Agency
Revenue (Boston Medical Center)	5.000%	7/1/22 (Prere.)	2,995	3,612
Massachusetts Development Finance Agency
Revenue (Boston Medical Center)	5.000%	7/1/29	2,535	2,779
Massachusetts Development Finance Agency
Revenue (Boston Medical Center)	5.000%	7/1/44	2,000	2,158
Massachusetts Development Finance Agency
Revenue (Boston University)	6.000%	5/15/29 (2)	1,400	1,735
Massachusetts Development Finance Agency
Revenue (Boston University)	5.375%	5/15/39	1,575	1,940
Massachusetts Development Finance Agency
Revenue (Boston University)	5.000%	7/1/42	10,000	10,582

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Development Finance Agency
Revenue (Boston University)	5.000%	10/1/48	7,400	8,262
Massachusetts Development Finance Agency
Revenue (Boston University)	6.000%	5/15/59 (10)	5,575	6,932
2 Massachusetts Development Finance Agency
Revenue (Boston University) PUT	0.590%	3/30/17	5,000	4,992
Massachusetts Development Finance Agency
Revenue (Broad Institute Inc.)	5.250%	4/1/37	4,000	4,627
Massachusetts Development Finance Agency
Revenue (CareGroup Inc.)	5.000%	7/1/32	1,000	1,123
Massachusetts Development Finance Agency
Revenue (CareGroup Inc.)	5.000%	7/1/33	1,000	1,119
Massachusetts Development Finance Agency
Revenue (Carleton-Willard Village)	5.250%	12/1/25	600	663
Massachusetts Development Finance Agency
Revenue (Carleton-Willard Village)	5.625%	12/1/30	550	616
Massachusetts Development Finance Agency
Revenue (Children’s Hospital)	5.000%	10/1/34	2,440	2,798
Massachusetts Development Finance Agency
Revenue (Children’s Hospital)	5.000%	10/1/46	5,500	6,223
Massachusetts Development Finance Agency
Revenue (Commonwealth Contract Assistance)	5.000%	5/1/35	5,210	6,013
Massachusetts Development Finance Agency
Revenue (Commonwealth Contract Assistance)	5.500%	2/1/40	2,160	2,472
Massachusetts Development Finance Agency
Revenue (Deerfield Academy)	5.000%	10/1/40	4,665	5,343
Massachusetts Development Finance Agency
Revenue (Draper Laboratory)	5.750%	9/1/18 (Prere.)	5,000	5,650
Massachusetts Development Finance Agency
Revenue (Emerson College)	5.000%	1/1/35	3,000	3,279
Massachusetts Development Finance Agency
Revenue (Emerson College)	5.000%	1/1/40	6,000	6,307
Massachusetts Development Finance Agency
Revenue (Harvard University)	5.000%	10/15/28	1,000	1,155
Massachusetts Development Finance Agency
Revenue (Harvard University)	5.250%	2/1/34	6,000	7,046
Massachusetts Development Finance Agency
Revenue (Harvard University)	5.000%	10/15/40	9,790	11,221
Massachusetts Development Finance Agency
Revenue (Lahey Clinic Obligated Group)	5.000%	8/15/28	750	847
Massachusetts Development Finance Agency
Revenue (Lahey Clinic Obligated Group)	5.000%	8/15/40	1,750	1,960
Massachusetts Development Finance Agency
Revenue (Lahey Clinic Obligated Group)	5.000%	8/15/45	5,000	5,591
Massachusetts Development Finance Agency
Revenue (Lawrence General Hospital)	5.250%	7/1/34	2,245	2,375
Massachusetts Development Finance Agency
Revenue (Loomis Obligated Group)	6.000%	1/1/33	4,000	4,474
Massachusetts Development Finance Agency
Revenue (Lowell General Hospital)	5.000%	7/1/37	4,800	5,124
Massachusetts Development Finance Agency
Revenue (Lowell General Hospital)	5.000%	7/1/44	5,000	5,297
Massachusetts Development Finance Agency
Revenue (Massachusetts College of Pharmacy
& Allied HealthSciences)	5.000%	7/1/19	175	198

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Development Finance Agency
Revenue (Massachusetts College of Pharmacy
& Allied HealthSciences)	5.000%	7/1/21	300	354
Massachusetts Development Finance Agency
Revenue (Massachusetts College of Pharmacy
& Allied HealthSciences)	5.000%	7/1/23	250	301
Massachusetts Development Finance Agency
Revenue (Massachusetts College of Pharmacy
& Allied HealthSciences)	5.000%	7/1/26	1,380	1,616
Massachusetts Development Finance Agency
Revenue (MCPHS University)	5.000%	7/1/31	400	464
Massachusetts Development Finance Agency
Revenue (MCPHS University)	5.000%	7/1/32	300	347
Massachusetts Development Finance Agency
Revenue (MCPHS University)	5.000%	7/1/37	450	514
Massachusetts Development Finance Agency
Revenue (Merrimack College)	5.000%	7/1/32	2,000	2,103
Massachusetts Development Finance Agency
Revenue (Merrimack College)	5.250%	7/1/42	1,470	1,546
Massachusetts Development Finance Agency
Revenue (Merrimack College)	5.125%	7/1/44	2,500	2,636
Massachusetts Development Finance Agency
Revenue (Milford Regional Medical Center)	5.625%	7/15/36	1,000	1,095
Massachusetts Development Finance Agency
Revenue (Milford Regional Medical Center)	5.750%	7/15/43	5,755	6,308
Massachusetts Development Finance Agency
Revenue (Mount Holyoke College)	5.000%	7/1/36	1,500	1,629
Massachusetts Development Finance Agency
Revenue (Northeastern University)	5.000%	10/1/29	3,250	3,759
Massachusetts Development Finance Agency
Revenue (Northeastern University)	5.000%	10/1/30	1,750	2,021
Massachusetts Development Finance Agency
Revenue (Northeastern University)	5.000%	3/1/32	950	1,079
Massachusetts Development Finance Agency
Revenue (Northeastern University)	5.000%	3/1/39	3,500	3,924
Massachusetts Development Finance Agency
Revenue (Northeastern University)	5.000%	3/1/44	3,750	4,178
Massachusetts Development Finance Agency
Revenue (Olin College)	5.000%	11/1/38	6,000	6,768
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.000%	7/1/28	2,000	2,311
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.000%	7/1/30	1,500	1,712
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.000%	7/1/31	5,705	6,566
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.000%	7/1/36	4,000	4,561
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.000%	7/1/40	3,000	3,390
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.375%	7/1/41	4,000	4,527
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.000%	7/1/45	3,775	4,233
Massachusetts Development Finance Agency
Revenue (Phillips Academy)	5.000%	9/1/38	1,545	1,803

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Development Finance Agency
Revenue (Phillips Academy)	5.000%	9/1/43	2,500	2,898
Massachusetts Development Finance Agency
Revenue (Seven Hills Foundation
Obligated Group)	5.000%	9/1/35	3,915	4,049
Massachusetts Development Finance Agency
Revenue (Seven Hills Foundation
Obligated Group)	5.000%	9/1/45	2,000	2,061
Massachusetts Development Finance Agency
Revenue (Simmons College)	5.500%	10/1/28	1,000	1,143
Massachusetts Development Finance Agency
Revenue (Simmons College)	5.125%	10/1/33	2,000	2,191
Massachusetts Development Finance Agency
Revenue (Simmons College)	5.000%	10/1/36	2,000	2,209
Massachusetts Development Finance Agency
Revenue (Simmons College)	5.250%	10/1/39	3,000	3,277
Massachusetts Development Finance Agency
Revenue (Southcoast Health System
Obligated Group)	5.000%	7/1/27	1,550	1,778
Massachusetts Development Finance Agency
Revenue (Sterling & Francine Clark Art Institute)	5.000%	7/1/34	1,000	1,153
Massachusetts Development Finance Agency
Revenue (Sterling & Francine Clark Art Institute)	5.000%	7/1/35	2,000	2,297
Massachusetts Development Finance Agency
Revenue (Suffolk University)	5.000%	7/1/30	3,000	3,202
Massachusetts Development Finance Agency
Revenue (Suffolk University)	5.125%	7/1/40	3,000	3,163
Massachusetts Development Finance Agency
Revenue (Tufts Medical Center)	6.250%	1/1/27	3,545	4,158
Massachusetts Development Finance Agency
Revenue (Tufts Medical Center)	7.250%	1/1/32	4,500	5,426
Massachusetts Development Finance Agency
Revenue (Tufts Medical Center)	6.750%	1/1/36	850	999
Massachusetts Development Finance Agency
Revenue (Tufts Medical Center)	6.875%	1/1/41	2,000	2,358
Massachusetts Development Finance Agency
Revenue (Tufts University)	5.000%	8/15/38	1,000	1,163
Massachusetts Development Finance Agency
Revenue (UMass Memorial Medical Center)	5.000%	7/1/16	275	281
Massachusetts Development Finance Agency
Revenue (UMass Memorial Medical Center)	5.125%	7/1/26	2,750	3,035
Massachusetts Development Finance Agency
Revenue (UMass Memorial Medical Center)	5.500%	7/1/31	5,500	6,083
Massachusetts Development Finance Agency
Revenue (Wellesley College)	5.000%	7/1/42	2,000	2,276
Massachusetts Development Finance Agency
Revenue (WGBH Educational Foundation)	5.000%	1/1/36 (12)	5,000	5,313
Massachusetts Development Finance Agency
Revenue (Williams College)	5.000%	7/1/38	4,000	4,562
Massachusetts Development Finance Agency
Revenue (Williams College)	5.000%	7/1/43	3,000	3,400
Massachusetts Development Finance Agency
Revenue (Worcester Polytechnic Institute)	5.000%	9/1/50	2,650	2,934
Massachusetts Development Finance Agency
Special Obligation Revenue	5.000%	5/1/34	1,295	1,466

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Development Finance Agency
Special Obligation Revenue	5.000%	5/1/39	1,000	1,119
Massachusetts Development Finance Agency
Special Obligation Revenue	5.000%	5/1/39	6,470	7,313
Massachusetts Educational Financing Authority
Education Loan Revenue	5.500%	1/1/17	3,000	3,152
Massachusetts Federal Highway GAN
(Accelerated Bridge Program)	5.000%	6/15/26	3,000	3,564
Massachusetts Federal Highway Revenue	5.000%	6/15/27	6,000	7,272
Massachusetts GO	5.000%	8/1/17 (Prere.)	1,250	1,337
Massachusetts GO	5.250%	8/1/17 (Prere.)	1,500	1,610
Massachusetts GO	5.500%	11/1/17	3,000	3,269
Massachusetts GO	5.000%	8/1/18 (Prere.)	4,185	4,607
Massachusetts GO	5.000%	8/1/18 (Prere.)	4,500	4,954
Massachusetts GO	5.000%	8/1/18 (Prere.)	4,535	5,020
Massachusetts GO	5.500%	8/1/19	5,000	5,788
Massachusetts GO	5.500%	10/1/19 (12)	1,000	1,163
Massachusetts GO	5.500%	10/1/19 (2)	2,000	2,327
Massachusetts GO	5.500%	11/1/19 (4)	5,550	6,472
Massachusetts GO	5.000%	8/1/22	4,400	5,325
Massachusetts GO	5.250%	8/1/22	5,000	6,129
Massachusetts GO	5.250%	8/1/23	1,000	1,241
Massachusetts GO	5.000%	11/1/23	4,000	4,846
Massachusetts GO	5.000%	6/1/24	3,615	4,154
Massachusetts GO	5.000%	7/1/24	5,765	6,916
Massachusetts GO	5.000%	6/1/25	3,000	3,447
Massachusetts GO	5.000%	7/1/25	9,000	10,756
Massachusetts GO	5.000%	7/1/26	9,000	10,701
Massachusetts GO	5.000%	8/1/26	6,500	7,666
Massachusetts GO	5.500%	8/1/30 (2)	14,330	18,595
Massachusetts GO	4.000%	8/1/32	5,000	5,272
Massachusetts GO	5.000%	7/1/33	7,000	8,326
Massachusetts GO	5.000%	8/1/33	2,000	2,332
Massachusetts GO	4.000%	5/1/35	5,000	5,242
Massachusetts GO	5.000%	7/1/35	4,000	4,717
Massachusetts GO	5.000%	8/1/36	9,000	10,409
Massachusetts GO	5.000%	7/1/37	500	585
Massachusetts GO	5.000%	8/1/37	5,000	5,783
Massachusetts GO	5.000%	7/1/40	13,055	15,204
Massachusetts GO	4.000%	6/1/42	8,000	8,229
Massachusetts GO	4.000%	6/1/43	7,820	8,011
Massachusetts GO	4.500%	8/1/43	3,705	3,959
Massachusetts GO	4.000%	5/1/45	10,000	10,298
Massachusetts GO	5.000%	7/1/45	12,000	13,846
1 Massachusetts GO TOB VRDO	0.010%	12/1/15	900	900
Massachusetts Health & Educational Facilities
Authority Revenue (Baystate Medical Center)
VRDO	0.010%	12/1/15 LOC	2,200	2,200
Massachusetts Health & Educational Facilities
Authority Revenue (Baystate Medical Center)
VRDO	0.010%	12/7/15 LOC	4,865	4,865
Massachusetts Health & Educational Facilities
Authority Revenue (Berklee College of Music)	5.000%	10/1/26	1,755	1,881
Massachusetts Health & Educational Facilities
Authority Revenue (Boston Medical Center)	5.000%	7/1/18 (Prere.)	315	347

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Health & Educational Facilities
Authority Revenue (Boston Medical Center)	5.000%	7/1/28	2,575	2,707
Massachusetts Health & Educational Facilities
Authority Revenue (CareGroup)	5.000%	7/1/28	2,000	2,175
Massachusetts Health & Educational Facilities
Authority Revenue (CareGroup)	5.125%	7/1/33	3,015	3,203
Massachusetts Health & Educational Facilities
Authority Revenue (CareGroup)	5.125%	7/1/38	3,500	3,701
Massachusetts Health & Educational Facilities
Authority Revenue (Children’s Hospital)	5.500%	12/1/39	4,000	4,523
Massachusetts Health & Educational Facilities
Authority Revenue (Dana-Farber Cancer Institute)	5.000%	12/1/37	5,000	5,437
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	6.250%	4/1/20	3,000	3,644
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	5.000%	12/15/24	810	932
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	5.000%	12/15/30	925	1,054
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	5.500%	11/15/36	16,000	18,137
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University) VRDO	0.010%	12/1/15	3,100	3,100
Massachusetts Health & Educational Facilities
Authority Revenue (Isabella Stewart Gardner
Museum)	5.000%	5/1/27	1,650	1,837
Massachusetts Health & Educational Facilities
Authority Revenue (Isabella Stewart Gardner
Museum)	5.000%	5/1/28	2,080	2,311
Massachusetts Health & Educational Facilities
Authority Revenue (Lahey Clinic Medical Center)	5.250%	8/15/17 (Prere.)	6,650	7,166
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.000%	7/1/17 (Prere.)	3,500	3,739
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.250%	7/1/30	3,000	3,938
Massachusetts Health & Educational Facilities
Authority Revenue (Museum of Fine Arts) VRDO	0.010%	12/1/15	11,635	11,635
Massachusetts Health & Educational Facilities
Authority Revenue (Museum of Fine Arts) VRDO	0.010%	12/1/15	14,800	14,800
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/19	3,000	3,410
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/23	3,435	3,775
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/32	1,000	1,123
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/33	3,000	3,268
Massachusetts Health & Educational Facilities
Authority Revenue (Partners Healthcare System)	5.250%	7/1/29	10,000	11,304
Massachusetts Health & Educational Facilities
Authority Revenue (Partners Healthcare System)	5.000%	7/1/39	500	555
1 Massachusetts Health & Educational Facilities
Authority Revenue (Partners Healthcare System)
TOB VRDO	0.020%	12/7/15	1,800	1,800
Massachusetts Health & Educational Facilities
Authority Revenue (Partners Healthcare System)
VRDO	0.010%	12/7/15	3,100	3,100

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Health & Educational Facilities
Authority Revenue (Partners Healthcare System)
VRDO	0.010%	12/7/15	2,600	2,600
Massachusetts Health & Educational Facilities
Authority Revenue (South Coast Health System)	5.000%	7/1/39	6,000	6,426
Massachusetts Health & Educational Facilities
Authority Revenue (Tufts University)	5.250%	2/15/22	1,400	1,699
Massachusetts Health & Educational Facilities
Authority Revenue (Tufts University)	5.250%	2/15/26	1,880	2,353
Massachusetts Health & Educational Facilities
Authority Revenue (Tufts University) VRDO	0.010%	12/1/15	7,600	7,600
Massachusetts Health & Educational Facilities
Authority Revenue (Williams College)	5.000%	7/1/31	385	394
Massachusetts Health & Educational Facilities
Authority Revenue (Winchester Hospital)	5.250%	7/1/38	2,840	3,119
Massachusetts Housing Finance Agency Single
Family Housing Revenue	2.650%	12/1/41	4,290	4,370
Massachusetts Housing Finance Agency Single
Family Housing Revenue	2.750%	12/1/41	1,300	1,331
3 Massachusetts Housing Finance Agency Single
Family Housing Revenue	3.500%	6/1/42	1,100	1,164
Massachusetts Housing Finance Agency Single
Family Housing Revenue	4.000%	12/1/43	3,405	3,628
Massachusetts Housing Finance Agency Single
Family Housing Revenue	4.000%	12/1/44	3,285	3,556
Massachusetts Housing Finance Agency Single
Family Housing Revenue	4.000%	6/1/45	1,655	1,788
Massachusetts Port Authority Revenue	5.500%	7/1/16 (4)	4,000	4,121
Massachusetts Port Authority Revenue	5.000%	7/1/17 (4)	3,000	3,200
Massachusetts Port Authority Revenue	5.000%	7/1/25	1,230	1,462
Massachusetts Port Authority Revenue	5.000%	7/1/30	2,000	2,346
Massachusetts Port Authority Revenue	5.000%	7/1/31	1,800	2,103
Massachusetts Port Authority Revenue	5.000%	7/1/33	4,650	5,380
Massachusetts Port Authority Revenue	5.000%	7/1/34	3,845	4,480
Massachusetts Port Authority Revenue	5.000%	7/1/35	1,500	1,756
Massachusetts Port Authority Revenue	5.000%	7/1/40	6,850	7,928
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/22	5,000	6,038
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/25	3,110	3,725
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/26	5,000	5,960
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/27	10,000	11,853
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/28	7,250	8,571
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/29	10,000	11,809
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/30	8,000	9,439
3 Massachusetts School Building Authority
Dedicated Sales Tax Revenue	4.000%	8/15/32	4,000	4,299
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	10/15/32	2,400	2,802

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.250%	10/15/35	10,000	11,778
3 Massachusetts School Building Authority
Dedicated Sales Tax Revenue	4.000%	8/15/36	5,000	5,292
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	4.000%	1/15/37	3,000	3,109
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/37 (2)	4,735	5,026
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	5/15/38	2,660	3,061
Massachusetts Special Obligation Dedicated
Tax Revenue	5.500%	1/1/27 (14)	13,000	16,424
Massachusetts Special Obligation Dedicated
Tax Revenue	5.500%	1/1/28 (14)	3,750	4,751
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/29	2,000	2,338
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/33	2,050	2,388
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	4.000%	6/1/37	1,960	2,061
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/38	2,750	3,178
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/43	5,000	5,756
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/44	5,000	5,770
Massachusetts Transportation Fund Revenue
(Rail Enhancement Program)	4.000%	6/1/45	7,300	7,611
Massachusetts Turnpike Authority Revenue
(Metropolitan Highway System)	0.000%	1/1/20 (14)	3,000	2,822
Massachusetts Turnpike Authority Revenue
(Metropolitan Highway System)	0.000%	1/1/25 (14)	5,000	4,008
Massachusetts Turnpike Authority Revenue
(Metropolitan Highway System)	0.000%	1/1/28 (14)	6,000	4,323
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/17	540	542
Massachusetts Water Pollution Abatement
Trust Revenue	5.000%	8/1/22	3,000	3,646
Massachusetts Water Pollution Abatement
Trust Revenue	5.000%	8/1/27	8,000	9,713
Massachusetts Water Pollution Abatement
Trust Revenue	5.000%	8/1/28	975	1,178
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/29	1,520	1,977
Massachusetts Water Pollution Abatement
Trust Revenue	5.750%	8/1/29	190	191
Massachusetts Water Pollution Abatement
Trust Revenue	5.000%	8/1/32	2,415	2,777
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/16 (Prere.)	2,005	2,068
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/16 (Prere.)	2,995	3,088
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/17 (Prere.)	500	536

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Water Resources
Authority Revenue	5.500%	8/1/20 (4)	1,000	1,192
Massachusetts Water Resources
Authority Revenue	5.500%	8/1/22 (4)	1,490	1,857
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/27	2,000	2,316
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/29	2,400	2,789
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/30	2,775	3,189
Massachusetts Water Resources
Authority Revenue	5.250%	8/1/31 (4)	1,000	1,288
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/34 (14)	7,500	7,962
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/35 (14)	13,900	14,776
Massachusetts Water Resources
Authority Revenue	5.250%	8/1/35 (4)	1,310	1,700
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/36	2,710	3,089
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/36	1,700	1,749
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/36	1,000	1,164
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/39	2,950	3,295
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/40	500	569
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/41	4,450	5,168
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/42	1,000	1,114
Massachusetts Water Resources
Authority Revenue	5.250%	8/1/42	10,000	11,747
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/44	8,000	9,108
Massachusetts Water Resources
Authority Revenue VRDO	0.020%	12/7/15	3,900	3,900
Metropolitan Boston MA Transit Parking
Corp. Revenue	5.000%	7/1/31	1,000	1,139
Metropolitan Boston MA Transit Parking
Corp. Revenue	5.250%	7/1/36	7,000	8,155
Scituate MA GO	4.000%	9/15/39	3,000	3,101
University of Massachusetts Building
Authority Revenue	5.000%	11/1/31	2,500	2,995
University of Massachusetts Building
Authority Revenue	5.000%	11/1/32	4,060	4,837
University of Massachusetts Building
Authority Revenue	5.000%	5/1/38 (4)	1,615	1,749
University of Massachusetts Building
Authority Revenue	5.000%	5/1/38	2,000	2,249
University of Massachusetts Building
Authority Revenue	5.000%	11/1/39	6,695	7,517
University of Massachusetts Building
Authority Revenue	5.000%	11/1/39	3,000	3,449

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
University of Massachusetts Building
Authority Revenue	5.000%	11/1/40	3,000	3,481
University of Massachusetts Building
Authority Revenue	5.000%	11/1/44	3,365	3,849
University of Massachusetts Building
Authority Revenue	4.000%	11/1/45	2,000	2,046
Worcester MA GO	5.250%	8/15/21 (14)	315	316
				1,268,501
Guam (0.5%)
Guam Government Business Privilege
Tax Revenue	5.000%	11/15/33	3,000	3,352
Guam Government Waterworks Authority
Water & Waste Water System Revenue	5.500%	7/1/43	2,250	2,536
				5,888
Virgin Islands (0.3%)
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/30	4,000	4,357
Total Tax-Exempt Municipal Bonds (Cost $1,211,513)				1,278,746

Amount
($000)
Other Assets and Liabilities (0.6%)
Other Assets
Investment in Vanguard	111
Receivables for Investment Securities Sold	4,600
Receivables for Accrued Income	16,098
Receivables for Capital Shares Issued	1,446
Other Assets	4,852
Total Other Assets	27,107
Liabilities
Payables for Investment Securities Purchased	(17,139)
Payables for Capital Shares Redeemed	(478)
Payables for Distributions	(885)
Payables to Vanguard	(1,176)
Other Liabilities	(146)
Total Liabilities	(19,824)
Net Assets (100%)
Applicable to 118,355,186 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,286,029
Net Asset Value Per Share	$10.87

Massachusetts Tax-Exempt Fund

At November 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	1,217,644
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	1,152
Unrealized Appreciation (Depreciation)	67,233
Net Assets	1,286,029

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, the aggregate value of these securities was $5,585,000, representing 0.4% of net assets.
2 Adjustable-rate security.
3 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2015.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) AGC (Assured Guaranty Corporation).
(13) BHAC (Berkshire Hathaway Assurance Corporation).
(14) NPFG (National Public Finance Guarantee Corporation).
(15) BAM (Build America Mutual Assurance Company).
(16) MAC (Municipal Assurance Corporation).
(17) RAA (Radian Asset Assurance Inc.).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Massachusetts Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2015
($000)
Investment Income
Income
Interest	39,752
Total Income	39,752
Expenses
The Vanguard Group—Note B
Investment Advisory Services	126
Management and Administrative	1,551
Marketing and Distribution	223
Custodian Fees	14
Auditing Fees	34
Shareholders’ Reports	9
Trustees’ Fees and Expenses	1
Total Expenses	1,958
Net Investment Income	37,794
Realized Net Gain (Loss)
Investment Securities Sold	2,341
Futures Contracts	(62)
Realized Net Gain (Loss)	2,279
Change in Unrealized Appreciation (Depreciation) of Investment Securities	5,073
Net Increase (Decrease) in Net Assets Resulting from Operations	45,146

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	37,794	34,635
Realized Net Gain (Loss)	2,279	7,373
Change in Unrealized Appreciation (Depreciation)	5,073	51,523
Net Increase (Decrease) in Net Assets Resulting from Operations	45,146	93,531
Distributions
Net Investment Income	(37,794)	(34,635)
Realized Capital Gain[1]	(7,117)	—
Total Distributions	(44,911)	(34,635)
Capital Share Transactions
Issued	242,766	205,583
Issued in Lieu of Cash Distributions	32,933	24,623
Redeemed	(138,306)	(142,017)
Net Increase (Decrease) from Capital Share Transactions	137,393	88,189
Total Increase (Decrease)	137,628	147,085
Net Assets
Beginning of Period	1,148,401	1,001,316
End of Period[2]	1,286,029	1,148,401

1 Includes fiscal 2015 short-term gain distributions totaling $1,785,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $0 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Financial Highlights

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.87	$10.27	$11.13	$10.41	$10.15
Investment Operations
Net Investment Income	. 334.345		.340	.349	.366
Net Realized and Unrealized Gain (Loss)
on Investments	.067	.600	(. 860)	.720	. 260
Total from Investment Operations	.401	.945	(.520)	1.069	.626
Distributions
Dividends from Net Investment Income	(.334)	(.345)	(. 340)	(. 349)	(. 366)
Distributions from Realized Capital Gains	(.067)	—	—	—	—
Total Distributions	(.401)	(.345)	(. 340)	(. 349)	(. 366)
Net Asset Value, End of Period	$10.87	$10.87	$10.27	$11.13	$10.41

Total Return[1]	3.77%	9.32%	-4.71%	10.41%	6.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,286	$1,148	$1,001	$1,127	$942
Ratio of Total Expenses to Average Net Assets	0.16%	0.16%	0.16%	0.16%	0.17%
Ratio of Net Investment Income to
Average Net Assets	3.09%	3.24%	3.21%	3.22%	3.61%
Portfolio Turnover Rate	15%	27%	36%	13%	13%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Notes to Financial Statements

Vanguard Massachusetts Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2015, the fund’s average investments in long and short futures contracts each represented 0% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at November 30, 2015.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Massachusetts Tax-Exempt Fund

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2015, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2015, the fund had contributed to Vanguard capital in the amount of $111,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Massachusetts Tax-Exempt Fund

The following table summarizes the market value of the fund’s investments as of November 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	1,278,746	—
Futures Contracts—Assets[1]	5	—	—
Futures Contracts—Liabilities[1]	(4)	—	—
Total	1	1,278,746	—
1 Represents variation margin on the last day of the reporting period for recently closed futures contracts.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $286,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at November 30, 2015, the fund had short-term and long-term capital gains of $206,000 and $1,804,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At November 30, 2015, the cost of investment securities for tax purposes was $1,212,371,000. Net unrealized appreciation of investment securities for tax purposes was $66,375,000, consisting of unrealized gains of $66,822,000 on securities that had risen in value since their purchase and $447,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended November 30, 2015, the fund purchased $304,118,000 of investment securities and sold $169,148,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended November 30,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	22,432	19,337
Issued in Lieu of Cash Distributions	3,042	2,308
Redeemed	(12,798)	(13,428)
Net Increase (Decrease) in Shares Outstanding	12,676	8,217

G. Management has determined that no material events or transactions occurred subsequent to November 30, 2015, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Massachusetts Tax-Exempt Funds and the Shareholders of Vanguard Massachusetts Tax-Exempt Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Massachusetts Tax-Exempt Fund (constituting Vanguard Massachusetts Tax-Exempt Funds, hereafter referred to as the “Fund”) at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 13, 2016

Special 2015 tax information (unaudited) for Vanguard Massachusetts Tax-Exempt Fund

This information for the fiscal year ended November 30, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $5,595,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Massachusetts Tax-Exempt Fund	5/31/2015	11/30/2015	Period
Based on Actual Fund Return	$1,000.00	$1,028.00	$0.86
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.22	0.86

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.17%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Stated Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid using the maturity date of the security. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average stated maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester, the	Occupation(s) During the Past Five Years and
University of Rochester Medical Center, Monroe	Other Experience: Corporate Vice President and
Community College Foundation, and North Carolina	Chief Global Diversity Officer (retired 2008) and
A&T University.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton	Chairman, 1996–2009
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1680 012016

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2015: $34,000
Fiscal Year Ended November 30, 2014: $33,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2015: $7,000,200
Fiscal Year Ended November 30, 2014: $6,605,127

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2015: $2,899,096
Fiscal Year Ended November 30, 2014: $2,176,479

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended November 30, 2015: $353,389
Fiscal Year Ended November 30, 2014: $316,869

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended November 30, 2015: $202,313 Fiscal Year Ended November 30, 2014: $198,163

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2015: $555,702
Fiscal Year Ended November 30, 2014: $515,032

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.
(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: January 19, 2016
VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: January 19, 2016

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.